SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 1999


                       INTERNATIONAL AMERICAN HOMES, INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)


Delaware                           0-13800                   22-2472608
--------                           -------                   ----------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


9950 Princess Palm Ave., Suite 112, Tampa, FL                      33619
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (813) 664-1100


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         (A) SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. The Annual Meeting of Stockholders was held on November 16, 1999. The following matters were considered and acted upon, with the results indicated below:

         The Stockholders elected two members of the Board of Directors, each to serve for the term noted below or until his successor is elected and has qualified. The names of the two directors, the votes cast for their election and the number of votes withheld were as follows:

                                                            Term ends at
                                                           Annual Meeting
      Name           Votes For       Votes Withheld      of Stockholders in
      ----           ---------       --------------      ------------------
William D. Aiken      636,483            83,924                 2002
Jeffrey D. Prol       636,473            83,934                 2002


At the Annual Meeting stockholders also approved an amendment to the Company's Restated Certificate of Incorporation providing for (a) a 1-for-500 reverse stock split of the Company's Common Stock and (b) in lieu of the issuance of fractional shares, a cash payment of $5.40 for each pre-reverse split share to persons who, following the reverse split, would otherwise hold less than one whole share of new Common Stock of record in any discrete account. The votes for the reverse stock split proposal, the votes against it, the number of abstentions, and the number of shares not voted, were as follows.

     For              Against             Abstain              Not Voted
     ---              -------             -------              ---------
   466,625            112,345              2,125                289,785

In addition, the stockholders also approved an amendment to the Company's Restated Certificate of Incorporation providing for the reduction in the total number of shares of capital stock which the Company shall have authority to issue to eleven thousand (11,000), of which ten thousand (10,000) shall be shares of Common Stock with a par value of $.01 per share and one thousand (1,000) shall be shares of Preferred Stock with a par value of $.01 per share. The votes for the reduction in authorized capital stock, the votes against, the number of abstentions and the number of shares not voted were as follows:

     For              Against             Abstain              Not Voted
     ---              -------             -------              ---------
   465,731            111,435              3,929                289,785
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                                                                               3

         Immediately following the annual meeting, the Company filed with the Secretary of State of Delaware a certificate reflecting, and giving effect to, the amendments referred to above.

         On November 16, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  N/A

         (b)      Pro forma financial information.

                  N/A

         (c)      Exhibits

         Exhibit           Description
         -------           -----------
          99.1             Registrant's Press Release, dated November 16, 1999.
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                                                                               4


                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 1999

                                 INTERNATIONAL AMERICAN HOMES, INC.


                                 By: /s/ Robert I. Antle
                                 -----------------------
                                 Robert I. Antle
                                 Executive Vice President, Treasurer and
                                 Chief Financial Officer
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                                                                               5

Exhibit                    Description
-------                    -----------
99.1                       Registrant's Press Release, dated November 16, 1999.